EXHIBIT 10.8

                                 AMENDMENT NO. 2
                                       TO
                 Tivoli Systems, Inc. and PSW Technologies, Inc.
                          Software Task Order Agreement
                             Dated November 20, 1995

This Amendment No. 2 is made between the parties effective this 1st day of December 1997, to the Software Task Order Agreement (hereinafter the "Agreement") dated November 20, 1995 and as amended by Amendment No. 1 to assign the Agreement from Pencom Software to PSW Technologies, Inc. on November 8, 1996. The parties agree to amend the Agreement as follows:

1.    Paragraph 12.1 Term of Agreement.
This paragraph currently reads:

This Agreement shall be effective upon the parties execution of this Agreement, and shall remain in force for a period of two (2) years, unless otherwise terminated as provided herein; provided, however, that the Work Statement shall remain in effect after such termination, until the Work Statement is terminated as provided herein or performance thereunder is completed.

This paragraph is replaced by:

This Agreement shall be effective upon the parties' execution of this Agreement, and shall remain in force through December 31, 1998, provided, however, the Agreement shall be extended automatically for additional one (1) year periods unless otherwise terminated as provided herein. Additionally, Work Statements in progress shall remain in effect after such termination, until the Work Statement is terminated as provided herein or performance thereunder is completed.

2. All other terms and conditions of the Agreement remain in full force and effect.

The parties hare read this Amendment and agree to its terms by their execution below.

Tivoli Systems, Inc.                                 PSW Technologies, Inc.



BY: /s/ Howard  J. Nicholas                          BY:  /s/ Patrick Motola
Title: Manager, Contract Services                    Title:  CFO & VP Operations
Date:  January 22, 1998                              Date:  January 22, 1998